Exhibit 10.1

CONSENT TO PURCHASE COMMON SHARES

To:	Oaktree Organics, L.P. and Oaktree Huntington Investment Fund II, L.P (together, the “Investors”)

Re:	Partial Waiver of Standstill Obligations

Reference is made to the Section 6.5(c)(i) of the Investor Rights Agreement by and between the Investors, the Company and SunOpta Foods Inc., dated October 7, 2016.

The Company hereby consents to the purchase by the Investors of up to that number of additional common shares in the Company equal to the lesser of (i) 5,125,036; and (ii) the number of common shares that would ensure that the Investors' "beneficial ownership" of voting or equity securities of the Company within the meaning of applicable securities law and the Shareholder Rights Plan of the Company shall not exceed 19.99% of the outstanding common shares of the Company on a partially-diluted as-exchanged basis at the time of any such purchase, provided that any such purchases shall be made by way of open market purchases on the NASDAQ or Toronto Stock Exchange.

This consent expires on May 6, 2020.

The undersigned representative of the Company is duly authorized to execute this instrument on behalf of the Company thereby binding the undersigned.

Dated this 6th day of May, 2017.

SUNOPTA INC.

By:	/s/ Kathy Houde
Name: Kathy Houde
Title: Director

Acknowledged and agreed this 7th day of	OAKTREE ORGANICS, L.P.

May, 2017	By:	Oaktree Fund GP, LLC
	Its:	General Partner

	By:	Oaktree Fund GP I, L.P.
	Its:	Managing Member

	By:	/s/ Zach Serebrenik

Name: Zach Serebrenik
Title: Authorized Signatory

	By:	/s/ Ted Crockin

Name: Ted Crockin
Title: Authorized Signatory

Acknowledged and agreed this 7th day of	OAKTREE HUNTINGTON
May, 2017	INVESTMENT FUND II, L.P.

	By:	Oaktree Huntington Investment
Fund II GP, L.P.
	Its:	General Partner

	By:	Oaktree Fund GP, LLC
	Its:	General Partner

	By:	Oaktree Fund GP I, L.P.
	Its:	Managing Member

	By:	/s/ Zach Serebrenik

Name: Zach Serebrenik
Title: Authorized Signatory

	By:	/s/ Ted Crockin

Name: Ted Crockin
Title: Authorized Signatory